UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28
Date of reporting period:	02/28/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

ANNUAL REPORT February 28, 2021

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2020 through February 28, 2021, as provided by Daniel Rabasco, Jeffrey Burger and Thomas Casey, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended February 28, 2021, BNY Mellon Municipal Bond Infrastructure Fund, Inc. achieved a total return of 0.32% on a net-asset-value basis and 3.15% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.636 per share, which reflects a distribution rate of 4.56%.2

Municipal bonds produced positive total returns as the market recovered from government-mandated lockdowns. The fund continued to produce competitive levels of current income through an emphasis on longer-term and lower-rated municipal bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain-and-loss potential depending on market conditions.

Municipal Bonds Recover Amid Policy Support and Economic Recovery

The municipal bond market experienced unprecedented volatility during the reporting period, as the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Yields on municipal bonds had reached record lows before the pandemic hit, but large outflows from municipal bond mutual funds, combined with illiquidity, caused yields to soar.

When the impact of the pandemic became clear, the Federal Reserve (the “Fed”) made two emergency cuts in the federal funds rate in March 2020, adding to two rate reductions late in 2019 and bringing the target rate to 0-0.25%. The Fed also launched a $500 billion Municipal Liquidity Facility to purchase short-term municipal securities. This, combined with the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act, dramatically changed investor sentiment, which helped the municipal bond market to begin to bounce back relatively quickly.

The supply of new bonds dried up during the height of the crisis in the first quarter of 2020. But with the market rebound in the second quarter, issuance rebounded as well, as issuers sought to take advantage of record-low funding costs. As in 2019, much of the new issuance was in taxable bonds. Tax-exempt issuance may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017. In the past, advance refunding allowed issuers to replace higher-yielding, tax-exempt debt with lower-yielding, tax-exempt debt. Without advance refunding, some entities have taken advantage of low yields by issuing taxable debt instead of tax-exempt debt. New supply later in the reporting period was also driven by the desire of many issuers to secure financing ahead of the November 2020 election.

Early in the reporting period, general obligation bonds outperformed relatively more risky revenue bonds, and AAA and AA rated bonds outperformed A and BBB rated bonds. In addition, the investment-grade market outperformed the high-yield market, and shorter-term issues performed better than longer issues.

As government-mandated lockdowns were lifted, strong inflows to municipal bond funds late in 2020 bolstered the market. Approval of multiple COVID-19 vaccines and passage of a federal stimulus package also contributed further to demand. Although the stimulus package did not include direct relief for states and municipalities, the market took a favorable view of funding for hospitals and mass transit, among other segments, as well as for consumers and small businesses.

The results of the November 2020 election also added to demand. A Democrat-controlled Congress made federal support for state and local governments more likely. It also made income tax hikes more likely, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers, and low interest rates overseas attracted foreign investors as well.

Investors were also encouraged by the fundamentals of municipal issuers, which turned out to be much stronger than expected. Tax revenues remained strong because real estate and income tax collections failed to decline as much as predicted. Progressive tax regimes proved advantageous because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

Yield spreads of municipal bonds over Treasury bonds compressed late in the reporting period. This was due to both a rise in long-term Treasury yields and to a decline in long-term municipal bond yields. Revenue bonds generally outperformed general obligation bonds during the period as hard-hit market segments such as transportation and hospitals recovered, when investors became more confident that the end of the pandemic was likely.

Security Selection Generates Mixed Results

The fund’s performance was driven mainly by its longer duration as rates declined for the period. The fund maintained its leverage levels, which was beneficial. Also benefitting returns was security selection in the education, industry development and tobacco sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

An overweight to revenue bonds versus general obligation bonds had a modest effect on returns. The fund did not employ derivatives during the period.

On a less positive note, the fund’s performance was hindered by certain positions in general obligation bonds, including the city of Chicago and the state of Illinois. In addition, positions in the special tax and health care sectors also detracted somewhat from returns. The overweight position in longer bonds proved slightly detrimental because short and intermediate bonds outperformed.

Hard-hit Sectors Likely to Continue Improving

We remain constructive on the municipal bond market as a whole, and we believe sectors that have been hit hard by the pandemic will continue to improve. We anticipate that the opening of the economy and ongoing federal spending will support fundamentals in 2021. We also anticipate that the Fed will keep short-term rates low, providing additional support.

We expect that demand will remain strong, especially from retail investors who need to shelter some income. Although the cap on the federal deductibility of state and local taxes may be removed, higher income taxes will help stimulate demand for the tax-exempt income provided by municipal bonds. In the short term, reinvestment flows should also be supportive. As for supply, we believe that although issuance, including taxable issues, may grow, the supply of tax-exempt issues will be manageable, further bolstering the market.

We will continue to focus investments on lower-rated, investment grade issues, and we will consider issues rated below investment grade as fundamentals improve. We will continue to maintain a long duration positioning in the coming months in order to enhance yields.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

SELECTED INFORMATION

February 28, 2021 (Unaudited)

Market Price per share February 28, 2021			$13.95
Shares Outstanding February 28, 2021			18,389,243
New York Stock Exchange Ticker Symbol			DMB
MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended February 28, 2021
	Quarter Ended May 31, 2020	Quarter Ended August 31, 2020	Quarter Ended November 30, 2020	Quarter Ended February 28, 2021
High	$14.77	$14.25	$13.89	$14.94
Low	9.95	13.01	12.99	13.76
Close	12.89	13.77	13.89	13.95
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 26, 2013 (commencement of operations) through February 28, 2021				40.99%
March 1, 2016 through February 28, 2021				38.68
March 1, 2020 through February 28, 2021				3.15
June 1, 2020 through February 28, 2021				12.03
September 1, 2020 through February 28, 2021				3.65
December 1, 2020 through February 28, 2021				1.56

NET ASSET VALUE PER SHARE
April 26, 2013 (commencement of operations)				$14.295
February 29, 2020				15.06
May 31, 2020				13.48
August 31, 2020				14.26
November 30, 2020				14.38
February 28, 2021				14.41
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 26, 2013 (commencement of operations) through February 28, 2021				52.81%
March 1, 2016 through February 28, 2021				31.21
March 1, 2020 through February 28, 2021				0.32
June 1, 2020 through February 28, 2021				10.65
September 1, 2020 through February 28, 2021				3.37
December 1, 2020 through February 28, 2021				1.32
† With dividends reinvested.

STATEMENT OF INVESTMENTS

February 28, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2%
Alabama - 2.5%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	2,500,000		2,577,250
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	1,350,000		1,403,312
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.90	10/1/2050	2,500,000	[a]	2,534,425
				6,514,987
Arizona - 7.0%
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	3,200,000	[b]	3,452,864
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	2,000,000	[b]	2,334,780
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,025,000	[b]	1,150,973
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	5,000,000		6,907,100
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,158,700
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	2,390,000	[b]	2,430,654
				18,435,071
California - 12.1%
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,035,000		2,246,335
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	1,875,000	[b]	2,127,769

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2% (continued)
California - 12.1% (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	2,500,000		2,586,200
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,000,000		1,112,540
Long Beach Bond Finance Authority, Revenue Bonds, Ser. A	5.50	11/15/2037	5,000,000		7,181,350
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	3,250,000		3,543,800
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,500,000		2,605,025
Tender Option Bond Trust Receipts (Series 2020-XF2876), (San Francisco California City & County Airport Commission, Revenue Bonds, Refunding, Ser. E) Recourse, Underlying Coupon Rate (%) 5.00	18.16	5/1/2050	4,410,000	[b,c,d]	5,267,109
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	5,000,000		5,393,700
				32,063,828
Colorado - 7.8%
Colorado Health Facilities Authority, Revenue Bonds (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	5.00	1/1/2044	2,500,000		2,720,550
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	3,000,000		3,306,960
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	5,000,000		5,515,350
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	1,850,000		1,939,133
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	1,500,000		1,615,050
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2036	600,000		702,228
Sterling Ranch Community Authority Board, Revenue Bonds (Insured; Municipal Government Guaranteed) Ser. A	5.00	12/1/2038	1,500,000		1,595,865

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Colorado - 7.8% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	17.52	8/1/2044	2,455,000	[b,c,d]	3,246,659
				20,641,795
District of Columbia - .7%
District of Columbia, Revenue Bonds, Refunding	6.00	7/1/2023	1,700,000	[e]	1,924,009
Florida - 5.7%
Alachua County Health Facilities Authority, Revenue Bonds (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2049	1,750,000		1,953,700
Davie, Revenue Bonds (Nova Southeastern University Project) Ser. A	5.63	4/1/2023	4,055,000	[e]	4,505,186
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000		2,276,740
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2039	1,000,000		1,186,100
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	500,000		498,470
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	18.57	10/1/2049	1,790,000	[b,c,d]	2,033,576
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	14.56	10/1/2049	2,480,000	[b,c,d]	2,734,454
				15,188,226
Georgia - 3.5%
Fulton County Development Authority, Revenue Bonds (WellStar Health System Group Obligated Group) Ser. A	5.00	4/1/2042	1,250,000		1,472,775

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Georgia - 3.5% (continued)
Gainesville & Hall County Development Authority, Revenue Bonds, Refunding (Riverside Military Academy)	5.00	3/1/2037	1,000,000		958,260
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	18.30	1/1/2056	2,060,000	[b,c,d]	2,415,623
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	15.97	7/1/2044	3,600,000	[b,c,d]	4,418,001
				9,264,659
Illinois - 14.0%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2035	1,500,000		1,772,985
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,500,000		2,963,925
Chicago II, GO, Ser. A	5.00	1/1/2044	2,000,000		2,270,280
Chicago O'Hare International Airport, Revenue Bonds (Customer Facility Charge)	5.75	1/1/2043	3,750,000		4,024,538
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	2,500,000		2,939,350
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,215,550
Illinois, GO, Ser. D	5.00	11/1/2028	2,600,000		2,998,944
Illinois, GO, Ser. D	5.00	11/1/2027	3,500,000		4,077,955
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	4.00	1/1/2044	1,000,000		1,130,720
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	1,400,000	[f]	881,468
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	1,750,000		2,079,490

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Illinois - 14.0% (continued)
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	23.45	10/1/2040	7,000,000	[b,c,d] 8,013,442
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	2,500,000	2,753,050
				37,121,697
Indiana - 6.0%
Indiana Finance Authority, Revenue Bonds (Baptist Homes of Indiana Senior Living Obligated Group) Ser. A	6.00	11/15/2041	3,500,000	3,804,675
Indiana Finance Authority, Revenue Bonds (Green Bond) (RES Polyflow Indiana)	7.00	3/1/2039	2,125,000	[b] 1,956,275
Indiana Finance Authority, Revenue Bonds (Ohio River Bridges East End Crossing Project) Ser. A	5.00	7/1/2040	5,000,000	5,361,650
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. A	5.00	6/1/2032	2,750,000	2,846,030
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,500,000	1,808,370
				15,777,000
Iowa - 2.9%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,000,000	7,689,780
Kansas - .5%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. A	5.25	11/15/2053	1,000,000	980,010
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	475,000	475,584
				1,455,594
Kentucky - .4%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	1,000,000	1,098,470

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Louisiana - .8%
Louisiana Public Facilities Authority, Revenue Bonds (Impala Warehousing Project)	6.50	7/1/2036	1,000,000	[b]	1,048,220
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University)	4.00	4/1/2050	1,000,000		1,121,750
				2,169,970
Massachusetts - 2.2%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[b]	1,094,380
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2034	1,550,000		1,902,640
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		1,131,417
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	4.00	7/1/2044	1,500,000		1,654,125
				5,782,562
Michigan - 6.1%
Detroit, GO, Ser. A	5.00	4/1/2046	750,000		897,368
Michigan Building Authority, Revenue Bonds, Refunding	4.00	4/15/2054	2,500,000		2,851,775
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,250,000		2,551,320
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	12/1/2021	10,000	[e]	10,353
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.35	12/1/2034	2,500,000		2,685,750
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	41,200,000	[f]	1,999,848
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	14.49	11/15/2050	3,320,000	[b,c,d]	3,708,963

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Michigan - 6.1% (continued)
Wayne County Airport Authority, Revenue Bonds (Insured; Build America Mutual) Ser. B	5.00	12/1/2039	1,250,000	1,427,837
				16,133,214
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	2,000,000	2,328,720
Missouri - 2.5%
Kansas City Industrial Development Authority, Revenue Bonds, Ser. A (International Airport Terminal)	5.00	3/1/2044	1,000,000	1,183,840
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	1,000,000	1,105,150
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village St. Louis Obligated Group)	5.00	9/1/2042	1,000,000	1,028,480
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2050	1,000,000	1,127,180
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Louis College of Pharmacy Project)	5.50	5/1/2043	2,000,000	2,114,380
				6,559,030
Multi-State - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,440,000	[b] 1,567,714
Nevada - .4%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,000,000	1,085,390
New Jersey - 5.9%
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.13	9/15/2023	1,935,000	2,055,299
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	2,500,000	2,754,975

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2% (continued)
New Jersey - 5.9% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	2,500,000		2,900,175
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2040	1,890,000		2,134,660
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2025	110,000	[e]	131,973
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2024	1,320,000		1,432,438
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,000,000		1,162,160
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2051	1,800,000		2,063,268
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	750,000		892,478
				15,527,426
New York - 15.3%
New York City, GO, Ser. D1	4.00	3/1/2050	1,750,000		1,947,977
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; American Municipal Bond Assurance Corp.)	5.00	1/1/2036	8,000,000		8,013,840
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[b]	3,807,475
New York State Dormitory Authority, Revenue Bonds (St. John's University) Ser. A	5.00	7/1/2044	2,000,000		2,135,500
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	2,094,240
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223rd	4.00	7/15/2051	1,750,000		1,962,730
Tender Option Bond Trust Receipts (Series 2017-XF2419), (Metropolitan Transportation Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	18.07	11/15/2038	15,000,000	[b,c,d]	15,931,125

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2% (continued)
New York - 15.3% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0826), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	18.30	11/15/2046	3,670,000	[b,c,d]	4,115,703
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	585,000		635,187
				40,643,777
North Carolina - .4%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,000,000		1,121,890
Ohio - 7.2%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	8,000,000		9,007,920
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000		2,872,175
Muskingum County, Revenue Bonds (Genesis HealthCare System Project)	5.00	2/15/2044	7,000,000		7,272,580
				19,152,675
Oklahoma - .6%
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Project)	5.25	11/15/2045	1,500,000		1,639,695
Pennsylvania - 10.8%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[b]	1,134,620
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2032	1,455,000		1,819,085
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,500,000		1,577,520
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	4,000,000		4,223,840
Montgomery County Industrial Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. C	5.00	11/15/2045	1,000,000		1,193,920

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Pennsylvania - 10.8% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2045	3,000,000		3,349,590
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,000,000		1,122,000
Tender Option Bond Trust Receipts (Series 2017-XF1060), (Pennsylvania State Turnpike Commission, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	18.40	12/1/2042	13,000,000	[b,c,d]	14,085,152
				28,505,727
Rhode Island - 1.8%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	4,000,000		4,841,440
South Carolina - 2.7%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Lutheran Homes of South Carolina Obligated Group)	5.13	5/1/2048	1,750,000		1,771,840
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	5,000,000		5,524,950
				7,296,790
Texas - 15.2%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000		1,638,120
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	3,500,000		4,026,680
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.75	8/15/2045	2,500,000		2,840,325
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	2,000,000		2,279,500
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,597,740

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Texas - 15.2% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0374), (Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds (Baylor Health Care System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	23.42	11/15/2038	7,410,000	[b,c,d] 8,156,990
Tender Option Bond Trust Receipts (Series 2017-XF1061), (Dallas Fort Worth International Airport, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	23.72	11/1/2045	15,000,000	[b,c,d] 15,468,937
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	3,500,000	4,159,715
				40,168,007
U.S. Related - 2.0%
Guam Waterworks Authority, Revenue Bonds	5.50	7/1/2023	3,000,000	[e] 3,359,760
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,750,000	1,835,347
				5,195,107
Utah - .6%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2039	1,400,000	1,669,752
Virginia - 5.3%
Norfolk Redevelopment & Housing Authority, Revenue Bonds (Fort Norfolk Retirement Community Obligated Group) Ser. A	5.00	1/1/2049	1,000,000	1,047,630
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,640,000	7,891,356
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.50	1/1/2042	5,000,000	5,218,250
				14,157,236
Washington - 2.4%
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000	1,100,820
Washington Health Care Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2042	5,000,000	5,218,650
				6,319,470

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.2% (continued)
Wisconsin - 2.4%
Public Finance Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2042	5,000,000	5,189,700
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Children's Hospital of Wisconsin Obligated Group)	4.00	8/15/2050	1,000,000	1,142,320
				6,332,020
Total Investments (cost $363,744,565)			149.2%	395,372,728
Liabilities, Less Cash and Receivables			(20.9%)	(55,431,639)
RVMTPS, at liquidation value			(28.3%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	264,941,089

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $117,552,138 or 44.37% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	22.8
Medical	21.8
Education	19.3
Development	17.4
General	16.6
Airport	14.7
Nursing Homes	8.3
General Obligation	6.4
Tobacco Settlement	5.7
Prerefunded	3.7
Water	3.4
Power	3.0
Utilities	2.2
Single Family Housing	1.5
School District	1.4
Multifamily Housing	.6
Facilities	.4
149.2

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance
RVMTPS	Remarketable Variable Rate MuniFund Term Preferred Shares	VMTPS	Remarketable Variable Rate Muni Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	363,744,565	395,372,728
Cash		957,416
Interest receivable		4,478,420
Prepaid expenses		447,778
		401,256,342
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		210,008
Payable for floating rate notes issued—Note 3		59,890,000
Dividends payable to Common Shareholders		974,637
Interest and expense payable related to floating rate notes issued—Note 3		124,103
Directors’ fees and expenses payable		21,007
Other accrued expenses		95,498
		61,315,253
RVMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		264,941,089
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,389,243 shares issued and outstanding)		18,389
Paid-in capital		262,272,253
Total distributable earnings (loss)		2,650,447
Net Assets Applicable to Common Shareholders ($)		264,941,089

Shares Outstanding
(250 million shares authorized)	18,389,243
Net Asset Value Per Share of Common Stock ($)	14.41

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 28, 2021

Investment Income ($):
Interest Income	17,019,441
Expenses:
Management fee—Note 2(a)	2,555,843
VMTPS & RVMTPS interest expense and fees—Note 1(f)	1,083,904
Interest and expense related to floating rate notes issued—Note 3	694,956
Professional fees	211,762
Directors’ fees and expenses—Note 2(c)	105,972
Shareholders’ reports	39,969
Registration fees	29,700
Shareholder servicing costs	13,045
Chief Compliance Officer fees—Note 2(b)	9,046
Tender, Redemption and paying agent fees—Note 2(b)	7,950
Custodian fees—Note 2(b)	6,856
Miscellaneous	81,700
Total Expenses	4,840,703
Less—reduction in fees due to earnings credits—Note 2(b)	(6,856)
Net Expenses	4,833,847
Investment Income—Net	12,185,594
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(1,166,197)
Net change in unrealized appreciation (depreciation) on investments	(11,244,168)
Net Realized and Unrealized Gain (Loss) on Investments	(12,410,365)
Net (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(224,771)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended February 28, 2021

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(67,836,778)
Proceeds from sales of portfolio securities	66,768,399
Net purchase (sales) of short-term securities	284,367
Interest received	17,091,200
Paid to BNY Mellon Investment Adviser, Inc.	(2,566,294)
Operating expenses paid	(913,192)
Net Cash Provided (or Used) in Operating Activities		12,827,702
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(11,669,840)
Interest and expense related to floating
rate notes issued paid	(897,171)
VMTPS & RVMTPS interest expense and fees paid	(1,083,904)
Net Cash Provided (or Used) in Financing Activities		(13,650,915)
Net Increase (Decrease) in cash		(823,213)
Cash at beginning of period		1,780,629
Cash at end of period		957,416
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(224,771)
Adjustments to reconcile net (decrease) in net assets
applicable to Common Shareholder resulting from
operations to net cash provided (or Used) in operating activities ($):
Decrease in investments in securities at cost		2,585,142
Decrease in interest receivable		26,759
Decrease in receivable for investment securities sold		7,804,575
Increase in prepaid expenses		(435,486)
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(10,451)
Decrease in payable for investment securities purchased		(9,887,890)
Increase in payable for floating rate notes issued		45,000
Interest and expense related to floating rate notes issued		694,956
VMTPS & RVMTPS interest expense and fees		1,083,904
Increase in Directors' fees and expenses payable		15,745
Increase in other accrued expenses		5,693
Net change in unrealized (appreciation) depreciation on investments		11,244,168
Net amortization of premiums on investments		(119,642)
Net Cash Provided (or Used) in Operating Activities		12,827,702
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		24,656

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2021	2020
Operations ($):
Investment income—net	12,185,594	11,695,933
Net realized gain (loss) on investments	(1,166,197)	3,169,407
Net change in unrealized appreciation (depreciation) on investments	(11,244,168)	20,913,795
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(224,771)	35,779,135
Distributions ($):
Distributions to Common Shareholders	(11,694,592)	(11,691,940)
Capital Stock Transactions ($):
Distributions reinvested	24,656	80,944
Increase (Decrease) in Net Assets from Capital Stock Transactions	24,656	80,944
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(11,894,707)	24,168,139
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	276,835,796	252,667,657
End of Period	264,941,089	276,835,796
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	1,670	5,592
Net Increase (Decrease) in Shares Outstanding	1,670	5,592

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.06	13.75	13.96	13.68	14.04
Investment Operations:
Investment income—net[a]	.66	.64	.66	.69	.68
Net realized and unrealized gain (loss) on investments	(.67)	1.31	(.23)	.23	(.33)
Total from Investment Operations	(.01)	1.95	.43	.92	.35
Distributions to Common Shareholders:
Dividends from investment income—net	(.64)	(.64)	(.64)	(.64)	(.71)
Net asset value, end of period	14.41	15.06	13.75	13.96	13.68
Market value, end of period	13.95	14.18	12.67	12.29	12.68
Market Price Total Return (%)	3.15	17.12	8.49	1.78	3.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	2.12	2.19	2.02	1.85
Ratio of net expenses to average net assets	1.87	2.12	2.19	2.02	1.85
Ratio of interest and expense related to floating rate notes issued, VMTPS and RVMTPS interest expense and fees to average net assets	.69	1.05	1.07	.90	.70
Ratio of net investment income to average net assets	4.72	4.43	4.76	4.89	4.79
Portfolio Turnover Rate	17.56	22.94	21.46	9.77	9.72
Asset coverage of VMTPS and RVMTPS, end of period	453	469	437	442	435
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	264,941	276,836	252,668	256,566	251,488
VMTPS and RVMTPS outstanding, end of period ($ x 1,000)	75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	59,890	59,845	42,055	42,055	42,055

a Based on average common shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund’s common stock (“Common Stock”) trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments as employees of the Sub-Adviser will become employees of Insight North America LLC (“INA”), which, like the Sub-Adviser, is an affiliate of the Adviser, and will no longer be employees of the Sub-Adviser. Consequently, effective as of the Effective Date and subject to the approval of the fund’s Board of Directors (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA, replacing the Sub-Adviser. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. As is the case under the sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser (and not the fund) will pay INA for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to INA will be the same as that currently payable by the Adviser to the Sub-Adviser pursuant to the respective sub-investment advisory agreements. In addition, all other material terms and conditions of the proposed sub-investment advisory agreement between the Adviser and INA will be substantially similar to those of the sub-investment advisory agreement between the Adviser and Sub-Adviser.

Prior to October 16, 2020, the fund had outstanding 750 shares of Variable Rate Muni Term Preferred Shares (the “VMTPS”), with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of February 1, 2021, which were not registered under the Act. The fund was subject to a Redemption and Paying Agent Agreement with the Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, with respect to the VMTPS.

On October 16, 2020 (the “RVMTP Effective Date”), the fund announced the successful refinancing of its outstanding 750 shares of VMTPS into Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTPS”), and the sale of 750 shares of RVMTPS between two “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), pursuant to an offering exempt from registration under the Securities Act.

As with the VMTPS, the fund is subject to certain restrictions relating to the RVMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of RVMTPS at their liquidation value (i.e., $100,000 per share). Thus, redemptions of RVMTPS may be deemed to be outside of the control of the fund.

The RVMTPS have a mandatory redemption date of October 16, 2049, and are subject to mandatory tender upon each 42 month anniversary of the RVMTP Effective Date or upon the end of a Special Terms Period (as defined in the fund’s articles supplementary) (each an Early Term Redemption Date (as defined in the fund’s articles supplementary)), subject to the option of the holders to retain the RVMTPS. RVMTPS that are neither retained by the holder nor successfully remarketed by the Early Term Redemption Date will be redeemed by the fund.

As of the Effective Date, the Redemption and Paying Agent Agreement between the fund and The Bank of New York Mellon with respect to the VTMPS was terminated, and the fund entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon with respect to the RVMTPS on substantially the same terms as the Redemption and Paying Agent Agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

The holders of RVMTPS, voting as a separate class, have the right to elect at least two directors. The holders of RVMTPS will vote as a separate class on certain other matters, as required by law. The same directors that were designated for election by holders of the VMTPS are designed for election by holders of RMVTPS. The Board has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of  RVMTPS.

Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Municipal Securities	-	395,372,728	-	395,372,728
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(59,890,000)	-	(59,890,000)
RVMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On February 2, 2021, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on March 1, 2021 to Common Shareholders of record as of the close of business on February 18, 2021. The ex-dividend date was February 17, 2021.

(e) Dividends and distributions to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of

NOTES TO FINANCIAL STATEMENTS (continued)

the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of 1.20% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of .12% on October 16, 2020. The dividend rate as of October 16, 2020 for the VMTPS was 1.32% (all defined terms as defined in the fund’s articles supplementary.

Dividends and distributions to shareholders of RVMTPS: Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the RVMTPS was equal to the sum of 1.20% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of .03% on February 28, 2021. The dividend rate as of February 28, 2021 for the RVMTPS was 1.23% (all defined terms as defined in the fund’s articles supplementary.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 28, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,913,570, accumulated capital losses $31,354,311 and unrealized appreciation $32,065,825.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 28, 2021. The fund has $31,354,311 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2021 and February 29, 2020 were as follows: tax-exempt income $11,623,591 and $11,691,940, and ordinary income $71,001 and $0, respectively.

During the period ended February 28, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund increased total distributable earnings (loss) by $125,986 and decreased paid-in-capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) RVMTPS: The fund’s RVMTPS aggregate liquidation preference is shown as a liability, if any, since they have stated mandatory redemption date of October 16, 2049. Dividends paid to RVMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the RVMTPS are considered debt issuance costs which have been fully amortized into the expense over the life of the RVMTPS.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .65% of the

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended February 28, 2021, the fund was charged $6,856 pursuant to the custody agreement. These fees were offset by earnings credits of $6,856.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Prior to the RVMTP Effective Date, the fund compensated The Bank of New York Mellon under a Paying Agent Agreements for providing certain transfer agency and payment services with respect to the VMTPS for the fund. The fund currently compensates The Bank of New York Mellon under a Tender and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the RVMTPS. During the period ended February 28, 2021, the fund was charged $7,950 for the services provided by the Redemption and Paying Agent and Tender and Paying Agent.

During the period ended February 28, 2021, the fund was charged $9,046 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $201,961, custodian fees of $1,838, Tender and Paying Agent fees of $4,637 and Chief Compliance Officer fees of $1,572.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended February 28, 2021, amounted to $57,961,310 and $58,150,674, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2021 was approximately $59,873,932, with a related weighted average annualized interest rate of 1.16%.

VMTPS & RVMTPS: The average amount of borrowings outstanding for the VMTPS & RVMTPS during the period ended February 28, 2021 was approximately $75,000,000, with a related weighted average annualized interest rate of 1.45%.

At February 28, 2021, the cost of investments for federal income tax purposes was $303,416,903; accordingly, accumulated net unrealized appreciation on investments was $32,065,825, consisting of $32,660,947 gross unrealized appreciation and $595,122 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “Fund”), including the statement of investments, as of February 28, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
April 27, 2021

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund’s Dividend Reinvestment Plan (the “Plan”) is commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Inc. as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the fund. All correspondence concerning the Plan should be directed to the Plan Agent by calling 1-855-866-0953, or writing P.O. Box 43006, Providence, RI 02940-3006.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Tax Matters.”

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objective.

Principal Investment Strategies. The fund seeks to achieve its investment objective by investing in municipal bonds that the Sub-Adviser has identified as financing the development, support or improvement of infrastructure in the United States, its territories and possessions (such as Puerto Rico and Guam). Under normal circumstances, the fund will invest at least 80% of its Managed Assets in municipal bonds issued to finance infrastructure sectors and projects in the United States. Infrastructure sectors and projects include transportation (e.g., roads, tunnels and

ADDITIONAL INFORMATION (Unaudited) (continued)

bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.

The fund may not change its investment policy to invest at least 80% of its Managed Assets in municipal bonds without the approval of the holders of a “majority of the outstanding” Common Stock and preferred stock (if any) voting together as a single class, and of the holders of a “majority of the outstanding” preferred stock (if any) voting as a separate class. Upon 60 days’ prior written notice to Common Shareholders (and holders of preferred stock, if any), however, the fund may change its investment policy to permit it to invest less than 80% of its Managed Assets in municipal bonds issued to finance infrastructure sectors and projects in the United States. When used with respect to the fund as a whole or particular shares of the fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The fund will invest 25% or more of its Managed Assets in infrastructure sectors or projects and, from time to time, the fund may have 25% or more of its Managed Assets invested in any one of the infrastructure sectors or invested across similar projects described herein. The Sub-Adviser retains broad discretion to allocate the fund’s investments across various infrastructure sectors and projects.

In addition, under normal circumstances, the fund:

• will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs (as defined below) that rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser;

• may invest up to 50% of its Managed Assets in municipal bonds that are rated below investment grade or are the unrated equivalent as determined by the Sub-Adviser at the time of investment. Municipal bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to an obligor’s capacity to pay interest and repay principal (commonly referred to as “high yield” or “junk” bonds);

• will not invest more than 10% of its Managed Assets in municipal bonds that are rated below B-/B3 by an NRSRO or are the unrated equivalent as determined by the Sub-Adviser at the time of investment. The fund may invest in municipal bonds that, at the time of investment, are distressed, but will not invest in municipal bonds that, at the time of investment, are in default or involved in bankruptcy or insolvency proceedings;

• may invest up to 30% of its Managed Assets in municipal bonds the income from which is subject to the federal alternative minimum tax applicable to individuals; and

• will invest no more than 25% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid.

“NRSRO” means (a) each of Fitch Ratings, Inc., Moody’s Investors Service, Inc. and S&P Global Ratings, so long as such entity is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the Act) of the fund.

The fund seeks to maintain a levered effective duration of up to 14 years, which takes into account the effects of the fund’s use of effective leverage and optional call provisions of the municipal bonds in the fund’s portfolio. In the event that the fund does not engage in leverage to a material degree, the fund will seek to maintain an effective duration of up to 10 years, accounting for the effect of optional call provisions of the municipal bonds in the fund’s portfolio.

The fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps) and options, including options on financial futures and options on swap contracts. The Sub-Adviser may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. These types of strategies may generate taxable income.

The fund may employ leverage to enhance its potential for achieving its investment objective. The fund may employ leverage by issuing preferred stock, such as the RVMTP shares, or debt securities, or by borrowing funds from banks or other financial institutions, including through the use of municipal tender option bond programs (i.e., “structural leverage”). The fund, subject to the restrictions imposed by the fund’s organizational documents and the terms of the RVMTP shares, also may employ leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions (i.e., “portfolio leverage”). The fund generally expects to employ effective leverage through a combination of preferred stock and residual interest municipal tender option bonds.

“Effective leverage” is the combination of the amount of any structural leverage and any portfolio leverage used by the fund. The fund anticipates that its effective leverage, including the allocation between structural and portfolio leverage, will vary from time to

ADDITIONAL INFORMATION (Unaudited) (continued)

time, based upon changes in market conditions and variations in the value of its portfolio holdings. Under current market conditions, the fund intends to utilize effective leverage in an amount up to 35% of its Managed Assets. However, the fund reserves the right to utilize effective leverage in an amount up to 45% of its Managed Assets. The fund’s organizational documents and the terms of the RVMTP shares, however, may impose requirements on the fund with respect to its asset coverage or portfolio composition that would be more stringent than those imposed on the fund by the Act and might limit the ability of the fund to utilize effective leverage in a manner and in the amounts permitted by its investment policies.

The fund also may borrow for temporary, emergency or other purposes as permitted by the Act. The use of leverage involves increased risk, including increased variability of the fund’s net income, distributions and net asset value in relation to market changes. The fund’s leverage strategy may not work as planned or achieve its goal.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund’s Common Stock may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions. Your Common Stock at any point in time may be worth less than your original investment.

Municipal Bonds Risk. Investing in municipal bonds involves certain risks. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. The yields on and market prices of municipal bonds are dependent on a variety of factors.

Changes in economic, business or political conditions relating to a particular municipality or state in which the fund invests may have an effect on the fund’s net asset value. The secondary market for certain municipal bonds, particularly below investment grade municipal bonds, tends to be less well-developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell its portfolio securities at attractive prices. The ability of issuers of municipal bonds to make timely payments of interest and repayments of principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the fund could experience delays in collecting principal and interest and the fund may not be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the fund may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the fund’s operating expenses. Any income derived from the fund’s ownership or operation of such assets may not be tax-exempt. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the securities of similar infrastructure projects, industrial development bonds, or in particular types of municipal bonds (such as revenue bonds, general obligation bonds or private activity bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the securities’ creditworthiness and value.

The fund may invest in municipal leases and certificates of participation in such leases that involve special risks because the issuers of those securities may not be obligated to appropriate money annually to make payments. Leases and installment purchase or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.

Below Investment Grade Municipal Bonds Risk. Because the fund may invest a significant portion of its portfolio in below investment grade municipal bonds, its portfolio is subject to heightened credit risk. Below investment grade municipal bonds (commonly referred to as “high yield” or “junk” bonds) involve substantial risk of loss and are considered predominantly speculative with respect to the issuer’s or obligor’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield municipal bonds tend to be very volatile, and those bonds are less liquid than investment grade municipal bonds.

Because there is no established retail secondary market for many of these bonds, it may be anticipated that such bonds could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher-rated municipal bonds. The lack of a liquid secondary market may have an adverse impact on market price and yield and the fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain bonds also may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund’s portfolio and calculating its net asset value. In such cases, the Adviser and Sub-Adviser’s judgment may play a greater role in valuation because less reliable, objective data may be available.

For these reasons, an investment in the fund is subject to the following specific risks: (i) increased price sensitivity to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse issuer or obligor specific events are more likely to render the issuer or obligor unable to make interest and/or

ADDITIONAL INFORMATION (Unaudited) (continued)

principal payments; and (iv) if a negative perception of the high yield market develops, the price and liquidity of high yield bonds may be depressed, which may last for a significant period of time. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal and interest payments than of an investment grade issuer.

Distressed municipal bonds are speculative and involve substantial risks in addition to the risks of investing in below investment grade municipal bonds. The fund will generally not receive interest payments on the distressed municipal bonds it holds and may incur costs to protect its investment. In addition, distressed municipal bonds involve the substantial risk that principal will not be repaid. It may be more difficult to value such bonds and the spread between the bid and asked prices of such securities may be greater than expected. Distressed municipal bonds and any bonds or other securities received in an exchange for such distressed municipal bonds may be subject to restrictions on resale.

Infrastructure Investments Risk. Infrastructure sectors and projects may be subject to a variety of factors that may adversely affect their development, including: (i) high amounts of leverage and high interest costs in connection with capital construction and improvement programs; (ii) difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; (iii) inexperience with and potential losses resulting from the deregulation of a particular industry or sector; (iv) costs associated with compliance with and changes in environmental and other regulations; (v) regulation by various government authorities, including government regulation of rates charged to customers; (vi) the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; (vii) susceptibility to terrorist attacks; (viii) surplus capacity; (ix) increased competition; (x) technological innovations that may render existing plants, equipment or products obsolete; and (xi) general changes in market sentiment towards infrastructure assets.

Credit Risk. Credit risk is the risk that one or more municipal bonds in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade municipal bonds involve greater credit risk than investment grade municipal bonds.

The two principal classifications of municipal bonds are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties.

Interest Rate Risk. Prices of municipal obligations and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the novel coronavirus (COVID-19) pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

Because the values of lower-rated and comparable unrated municipal bonds are affected both by credit risk and interest rate risk, the price movements of such lower grade municipal bonds in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade municipal bonds in response to changes in market interest rates.

The fund’s use of leverage may increase its interest rate risk. The fund may use certain strategies to seek to reduce the interest rate sensitivity of the fund’s portfolio and decrease its exposure to interest rate risk. However, there is no assurance that the fund will do so or that such strategies will be successful.

Call Risk. Some municipal bonds give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds. If a call were exercised by the issuer of a bond held by the fund during a period of declining interest rates, the fund is likely to replace such called bond with a lower yielding bond. If that were to happen, it could decrease the fund’s distributions and possibly could affect the market price of the Common Stock. Similar risks exist when the fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the fund’s current earnings rate. A decline in income could affect the market price or overall return of the Common Stock. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Liquidity Risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the

ADDITIONAL INFORMATION (Unaudited) (continued)

fund’s ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value may fall dramatically, even during periods of declining interest rates. Trading opportunities are more limited for municipal bonds that have not received any credit ratings, have received ratings below investment grade or are not widely held. There are fewer dealers in the market for high yield municipal bonds than investment grade municipal bonds. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield municipal bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

Floating Rate Securities Risk. The fund may invest in floating rate securities. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floating rate security resets periodically, typically every six months. Because of the interest rate reset feature, floating rate securities provide the fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.

The fund also may invest in inverse floating rate securities. The interest rate on an inverse floating rate security resets in the opposite direction from the market rate of interest to which the security is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Investing in these types of securities involves the use of effective leverage, which may magnify the fund’s gains or losses.

Residual Interest Bonds Risk. An investment in a residual interest bond sold as part of a municipal tender option bond program typically will involve greater risk than an investment in a fixed rate municipal bond. Distributions on residual interest bonds, similar to other types of inverse floating rate securities, will bear an inverse relationship to short-term municipal bond interest rates. Distributions on residual interest bonds paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of short-term floating rate notes sold relative to the residual interest bond, the more volatile the distributions on the residual interest bond will be. The value of a residual interest bond also is generally more volatile than that of a fixed rate municipal bond. In addition, the market for these residual interest bonds may not be liquid, which increases the volatility of these bonds and means that the fund may not be able to sell them when it desires to do so. Investing in residual interest bonds involves the use of economic leverage which may magnify the fund’s gains or losses. If the fund invests in highly leveraged residual interest bonds, the fund may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest bonds owned by the fund.

Insurance Risk. The fund may purchase municipal bonds that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those bonds. Certain significant providers of insurance for municipal bonds recently have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal bond will typically be deemed to have the rating of its insurer, if the insurer of a municipal bond suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal bond will be more relevant and the value of the municipal bond would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal bond would decline and may not add any value. The insurance feature of a municipal bond does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Stock represented by such insured obligation.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. When purchasing a security on a forward commitment basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund’s other investments. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the fund to risks because they may experience such fluctuations prior to their actual delivery.

Leverage Risk. The fund expects to employ primarily structural leverage through a combination of preferred stock (e.g., the RVMTP shares) and by investing in residual interest bonds that will constitute borrowings for purposes of the Act. The fund is authorized to utilize structural leverage through other forms of borrowings or the issuance of debt securities. The fund also may employ portfolio leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions. There is no assurance that the fund’s leveraging strategies will be successful.

Derivatives Transactions Risk. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at

ADDITIONAL INFORMATION (Unaudited) (continued)

inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Although the fund intends to purchase or sell futures contracts or options only if there is an active market for such contracts or options, no assurance can be given that a liquid market will exist for any particular contract or option at any particular time. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, such as futures contracts and certain options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives, including some options and most swap agreements (e.g., credit default swaps), and, therefore, there is a risk the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In addition, mandatory margin requirements have been imposed on over-the-counter derivative instruments, which will add to the costs of such transactions.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, the fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the fund is permitted to set aside liquid assets in an amount equal to the fund’s daily marked-to-market net obligation (i.e., the fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair the fund’s ability to sell a portfolio security, meet current obligations or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Engaging in futures transactions involves risk of loss to the fund which could adversely affect the fund’s net asset value. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. If price changes in the fund’s options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions. In particular, prior to the recent global financial crisis, the swaps market was largely an unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. In particular, the Dodd-Frank Act resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the Commodities Futures Trading Commission (“CFTC”) and/or the SEC, in consultation with banking regulators, to establish capital

ADDITIONAL INFORMATION (Unaudited) (continued)

requirements for swap dealers and major swap participants as well as requirements for margin on over-the-counter derivatives, including swaps. Many provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and all regulatory or legislative activity may not necessarily have a direct, immediate effect upon the fund. However, compliance with these rules could potentially limit or completely restrict the ability of the fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the fund. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the fund’s net asset value. In addition, if short-term interest rates are lower than the fund’s rate of payment on the interest rate swap, this will reduce the performance of the fund. If, on the other hand, short-term interest rates are higher than the fund’s rate of payment on the interest rate swap, this will enhance the performance of the fund.

Credit default swaps involve greater risks than if the fund had taken a position in the reference obligation directly because, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. As a buyer of a credit default swap, the fund is subject to the risk of loss of its upfront payment or any periodic payments it makes to the counterparty and would receive no payments from the counterparty should no credit event occur and the swap is held to its termination date. In addition, if the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these techniques were not used.

The SEC recently adopted Rule 18f-4 under the Act, which will regulate the use of derivatives by the fund and is effective in August 2022. Under the new rule, the fund may be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Compliance with the new rule by the fund could, among other things, make derivatives more costly, limit their availability or utility or otherwise adversely affect their performance. The new rule may limit the fund’s ability to use derivatives as part of its investment strategy.

Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds, such as the fund, frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. The fund cannot predict whether its Common Stock will trade at, above or below net asset value.

Management Risk. The fund is subject to management risk because the Adviser actively manages the fund. The Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Shareholders

ADDITIONAL INFORMATION (Unaudited) (continued)

to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Given the risks described above, an investment in Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.

Recent Changes & Supplemental Information

The following information in this annual report is a summary of certain changes since February 28, 2020. This information may not reflect all of the changes that have occurred since you purchased the fund.

The fund has updated certain of its principal risk factors to reflect the risks associated with the COVID-19 pandemic, cybersecurity and new Rule 18f-4 under the Act.

During the period ended February 28, 2021, there were (i) no material changes in the fund’s investment objectives or fundamental investment policies and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended February 28, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $71,001 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (2013)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 107

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Francine J. Bovich (69)

Board Member (2015)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 64

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J. Charles Cardona (65)

Board Member (2014)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the BNY Mellon Securities Corporation (2013–2016)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 38

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Andrew J. Donohue (70)

Board Member (2019)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 51

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Isabel P. Dunst (74)

Board Member (2014)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Retired

• Hogan Lovells LLP, a law firm, Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Member of the Board of Governors, Hebrew Union College Jewish Institute of Religion (2015-Present)

• Board Member, Bend the ARC, a civil rights organization, (2016-Present)

No. of Portfolios for which Board Member Serves: 30

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Nathan Leventhal (78)

Board Member (2013)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., a public company that designs sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 43

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (57)

Board Member (2014)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls' boarding school in Middlebury, Connecticut (2019-Present)

• Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014-2020); Board member, Mentor Illinois (2013-2020)

No. of Portfolios for which Board Member Serves: 86

———————

Roslyn M. Watson (71)

Board Member (2014)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Membership During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 51

———————

Benaree Pratt Wiley (73)

Board Member (2013)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 69

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2013)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 61 investment companies (comprised of 115 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2012.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015. He is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2012.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of BNY Mellon since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2012.

Tax Manager-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2012.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2012.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2012.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (61 investment companies, comprised of 130 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

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OFFICERS AND DIRECTORS
BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Gordon J. Davis†	Chief Compliance Officer
Andrew J. Donohue	Joseph W. Connolly
Isabel P. Dunst
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley††	Daniel A. Rabasco
† Interested Board Member
†† Elected by holders of RVMTPS	Adviser
Officers	BNY Mellon Investment Adviser, Inc.
President	Custodian
David DiPetrillo	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Deirdre Cunnane	Computershare Inc.
Sarah S. Kelleher	(Common Stock)
Jeff Prusnofsky	The Bank of New York Mellon
Peter M. Sullivan	(RVMTP Shares)
Amanda Quinn	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DMB
Initial SEC Effective Date
Treasurer	4/26/13
James Windels
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DMB

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805AR0221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,686 in 2020 and $36,686 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,909 in 2020 and $12,106 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,678 in 2020 and $5,800 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,346 in 2020 and $0 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $824,560 in 2020 and $1,661,848 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Francine J. Bovich

J. Charles Cardona

Joseph S. DiMartino

Andrew J. Donohue

Isabel P. Dunst

Nathan Leventhal

Robin A. Melvin

Roslyn L. Watson

Benaree Pratt Wiley

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) the authority to vote proxies of companies held in the fund’s portfolio.

Information regarding how the fund’s proxies were voted during the most recent 12-month period ended June 30th is available on BNY Mellon Investment Adviser, Inc. website, by the following August 31st, at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov on the fund’s Form N-PX.

Proxy Voting by BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the “BNY Mellon Voting Guidelines”). This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser has proxy voting authority).

Securities Out on Loan. It is the policy of BNYM Investment Adviser to seek to vote all proxies for securities held in the funds’ portfolios for which BNYM Investment Adviser has voting authority. However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients’ voting will not impact the outcome of the vote.

Securities Out on Loan. For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. The fund may recall the loan to vote proxies if a material issue affecting the fund’s investment is to be voted upon.

Material Conflicts of Interest. BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee. The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the “Proxy Advisers”)) and without consideration of any client relationship factors. The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines. In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee discretion

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of February 28, 2021, Jeffrey Burger, Thomas Casey and Daniel Rabasco of Mellon Investments Corporation (“Mellon”), an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to day management of the registrant’s portfolio.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	14	$5.6B	1	$708M	439	$1.6B
Thomas Casey	10	$5.0B	None	N/A	497	$4.9B
Daniel Rabasco	14	$7.1B	None	N/A	54	$2.6B

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of the management of Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Advisers overall allocation of securities in that offering, or to increase the ability of BNYM Investment Adviser to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser. BNYM Investment Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

The goal of BNYM Investment Adviser is to provide high quality investment services to all of its clients, while meeting the fiduciary obligation of BNYM Investment Adviser to treat all clients fairly. BNYM Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, BNYM Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at BNYM Investment Adviser periodically review the performance of the portfolio managers affiliated with BNYM Investment Adviser.

(a)(3) Portfolio Manager Compensation. The portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Mellon Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Mellon’s overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Mellon products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Mellon. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year.

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None
Thomas Casey	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None
Daniel Rabasco	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

By: /s/ David DiPetrillo

      David DiPetrillo

      President (Principal Executive Officer)

Date: April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

      David DiPetrillo

      President (Principal Executive Officer)

Date: April 26, 2021

By: /s/ James Windels

      James Windels

      Treasurer (Principal Financial Officer)

Date: April 26, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)